John Hancock Funds III

Supplement dated May 6, 2016 to the current summary prospectus, as may be supplemented

John Hancock Core High Yield Fund (the “fund”)

Effective May 6, 2016, Terry Carr, CFA, Konstantin Kizunov, CFA and Richard Kos, CFA, will no longer serve as portfolio managers of the fund. Accordingly, all references to Terry Carr, CFA, Konstantin Kizunov, CFA and Richard Kos, CFA as portfolio managers on the investment management team of the fund are removed from the summary prospectuses for all share classes of the fund.

Also effective May 6, 2016, John F. Addeo, CFA, and Dennis F. McCafferty, CFA are joining the investment management team as the fund’s portfolio managers and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following replaces in its entirety the portfolio manager information under the heading “Portfolio management”:

John F. Addeo, CFA.
Senior Managing Director and Senior Portfolio Manager

Managed the fund since 2016

Dennis F. McCafferty, CFA

Managing Director and Portfolio Manager

Managed the fund since 2016

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.